UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2017

UNIVERSAL HEALTH REALTY

INCOME TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-9321	23-6858580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Universal Corporate Center 367 South Gulph Road King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 265-0688

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 7, 2017, Universal Health Realty Income Trust (the “Trust”) held its 2017 Annual Meeting of Stockholders at the offices of the Trust, at the Universal Corporate Center, 367 South Gulph Road, King of Prussia, Pennsylvania.

At the Annual Meeting, the Trust’s stockholders: (i) voted to elect two Class I members of the Board of Trustees for three-year terms scheduled to expire at the Trust’s 2020 Annual Meeting of Stockholders; (ii) voted in favor of the nonbinding advisory vote on named executive officer compensation; (iii) voted in favor of the nonbinding advisory vote to approve named executive office compensation every year, and; (iv) voted to ratify the selection of KPMG LLP, as the Trust’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

The final voting results were as follows:

Proposal No. 1: Election of Trustees:

	Alan B. Miller	Robert F. McCadden
Votes cast in favor	7,975,246	8,246,118
Votes withheld	401,185	130,313
Broker non-votes	3,600,114	3,600,114

Proposal No. 2: The nonbinding advisory vote on named executive officer compensation:

Votes cast in favor	6,101,968
Votes cast against	2,216,254
Votes abstained	58,208
Broker non-votes	3,600,114

Proposal No. 3: The nonbinding advisory vote on the frequency of future advisory stockholder votes to approve named executive officer compensation:

1 Year	7,984,074
2 Years	77,712
3 Years	263,326
Votes abstained	51,318
Broker non-votes	3,600,114

Based on these voting results, the Board of Trustees has determined that the Trust will hold a vote on named executive officer compensation every year.

Proposal No. 4: Ratification of the selection of KPMG, LLP, as the Trust’s independent registered public accounting firm for the fiscal year ending December 31, 2017:

Votes cast in favor	11,770,336
Votes cast against	156,132
Votes abstained	50,077
Broker non-votes	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL HEALTH REALTY INCOME TRUST

Date: June 8, 2017	By:	/s/ Charles F. Boyle
	Name:	Charles F. Boyle
	Title:	Vice President and Chief Financial Officer